Vanguard Selected Value Fund Summary Prospectus

February 27, 2020

Investor Shares

Vanguard Selected Value Fund Investor Shares (VASVX)

The Fund's statutory Prospectus and Statement of Additional Information dated February 27, 2020, as may be amended or supplemented, are incorporated into and made part of this Summary Prospectus by reference.

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus and other information about the Fund online at www.vanguard.com/prospectus. You can also obtain this information at no cost by calling 800-662-7447 or by sending an email request to online@vanguard.com.

See the inside front cover for important information about access to your fund's annual and semiannual shareholder reports.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of your fund's annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this prospectus or by logging on to vanguard.com.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this prospectus or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.

Investment Objective

The Fund seeks to provide long-term capital appreciation and income.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees

(Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None

Sales Charge (Load) Imposed on Reinvested Dividends	None

Redemption Fee	None

Account Service Fee (for certain fund account balances below $10,000)	$20/year

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.32%
12b-1 Distribution Fee	None

Other Expenses	0.01%

Total Annual Fund Operating Expenses1	0.33%

1 The expense information shown in the table has been restated to reflect current fees.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you were to redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$34	$106	$185	$418

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 31% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests mainly in the stocks of mid-size U.S. companies, choosing stocks considered by an advisor to be undervalued. Undervalued stocks are generally those that are out of favor with investors and are trading at prices that the advisor believes are below average in relation to measures such as earnings and book value. These stocks often have above-average dividend yields. The Fund uses multiple investment advisors. Each advisor independently selects and maintains a portfolio of common stocks for the Fund.

Principal Risks

An investment in the Fund could lose money over short or long periods of time. You should expect the Fund's share price and total return to fluctuate within a wide range. The Fund is subject to the following risks, which could affect the Fund's performance:

•Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

•Investment style risk, which is the chance that returns from mid-capitalization value stocks will trail returns from the overall stock market. Stocks considered by an advisor to be undervalued may remain undervalued for a long period of time or may not realize their expected value. Historically, mid-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently. The stock prices of mid-size companies tend to experience greater volatility because, among other things, these companies tend to be more sensitive to changing economic conditions.

•Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective. In addition, significant investment in the financials sector subjects the Fund to proportionately higher exposure to the risks of this sector.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Fund compare with those of a relevant market index, which has investment characteristics similar to those of the Fund. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard Selected Value Fund Investor Shares

	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019
60%				42.04

40%										29.54
	19.44		15.25				16.34	19.51

20%		0.82			6.36

0%

-20%						-3.80
									-19.73
-40%

During the periods shown in the bar chart, the highest return for a calendar quarter was 13.46% (quarter ended December 31, 2011), and the lowest return for a quarter was –16.86% (quarter ended September 30, 2011).

Average Annual Total Returns for Periods Ended December 31, 2019

	1 Year	5 Years	10 Years
Vanguard Selected Value Fund Investor Shares

Return Before Taxes	29.54%	6.82%	11.30%

Return After Taxes on Distributions	27.37	4.95	9.94

Return After Taxes on Distributions and Sale of Fund Shares	18.99	5.12	9.19

Russell Midcap Value Index
(reflects no deduction for fees, expenses, or taxes)	27.06%	7.62%	12.41%

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Investment Advisors

Cooke & Bieler, LP (Cooke & Bieler)

Donald Smith & Co., Inc. (Donald Smith & Co.)

Pzena Investment Management, LLC (Pzena)

Portfolio Managers

Mehul Trivedi, CFA, Partner, Research Analyst, and Portfolio Manager of Cooke & Bieler. He has co-managed a portion of the Fund since December 2019.

William Weber, CFA, Partner, Research Analyst, and Portfolio Manager of Cooke & Bieler. He has co-managed a portion of the Fund since December 2019.

Richard L. Greenberg, CFA, Co-Chief Investment Officer of Donald Smith & Co. He has co-managed a portion of the Fund since 2005.

Jon Hartsel, CFA, Co-Chief Investment Officer and Director of Research of Donald Smith & Co. He has co-managed a portion of the Fund since 2019.

Richard Pzena, Chairman, Chief Executive Officer, and Co-Chief Investment Officer of Pzena. He has co-managed a portion of the Fund since 2014.

Ben Silver, CFA, Principal and Portfolio Manager at Pzena. He has co-managed a portion of the Fund since 2017.

John J. Flynn, Principal and Portfolio Manager at Pzena. He has co-managed a portion of the Fund since 2015.

Purchase and Sale of Fund Shares

You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 1110, Valley Forge, PA 19482-1110), or by telephone (800-662-2739). The minimum investment amount required to open and maintain a Fund account for Investor Shares is $3,000. The minimum investment amount required to add to an existing Fund account is generally $1. Financial intermediaries, institutional clients, and Vanguard-advised clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Investor Shares. If you are investing through an intermediary, please contact that firm directly for more information regarding your eligibility. If you are investing through an employer-sponsored retirement or savings plan, your plan administrator or your benefits office can provide you with detailed information on how you can invest through your plan.

Tax Information

The Fund's distributions may be taxable as ordinary income or capital gain. If you are investing through a tax-advantaged account, such as an IRA or an employer- sponsored retirement or savings plan, special tax rules apply.

Payments to Financial Intermediaries

The Fund and its investment advisors do not pay financial intermediaries for sales of Fund shares.

Vanguard Selected Value Fund Investor Shares—Fund Number 934

CFA® is a registered trademark owned by CFA Institute.

To request additional information about the Fund, please visit vanguard.com or contact us at 800-662-7447.

© 2020 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor.

SP 934 022020